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                                                                EXHIBIT NO. 21.1

                                     118
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                 SUBSIDIARIES OF WESTERN GAS RESOURCES, INC.:


                             State or Other
                             Jurisdiction of
Name of Subsidiary            Incorporation   Relationship
- ------------------           ---------------  ------------

MIGC, Inc.                   Delaware         Wholly-owned subsidiary of
                                              Western Gas
                                              Resources, Inc.

MGTC, Inc.                   Wyoming          Wholly-owned subsidiary of MIGC,
                                              Inc.

Western Gas Resources        Texas            Wholly-owned subsidiary of
- -Texas, Inc.                                  Western Gas
                                              Resources, Inc.

Western Gas Resources        Texas            Wholly-owned subsidiary of
Storage, Inc.                                 Western Gas
                                              Resources, Inc.

Centre Court Travel          Colorado         Wholly-owned subsidiary of
                                              Western Gas
                                              Resources, Inc.

Rising Star Pipeline         Delaware         Wholly-owned subsidiary of
Corporation                                   Western Gas
                                              Resources, Inc.

Setting Sun Pipeline         Delaware         Wholly-owned subsidiary of
Corporation                                   Western Gas
                                              Resources, Inc.

Western Gas Resources        Delaware         Wholly-owned subsidiary of
- -Louisiana, Inc.                              Western Gas
                                              Resources, Inc.

Western Gas Resources        Delaware         Wholly-owned subsidiary of
- -Oklahoma, Inc.                               Western Gas
                                              Resources, Inc.

Mountain Gas Resources,      Delaware         Wholly-owned subsidiary of
 Inc.                                         Western Gas
                                              Resources, Inc.

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